TorrayResolute Small/Mid Cap Growth Fund
Investor Class – TRSDX
Institutional Class – TRSMX

Supplement dated October 7, 2021 to the Prospectus and Statement of
Additional Information (“SAI”) dated April 30, 2021
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Based upon a recommendation by Torray LLC (“Torray”), the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) has approved a Plan of Liquidation for the TorrayResolute Small/Mid Cap Growth Fund series of the Trust (the “Fund”), pursuant to which the Fund will be liquidated on or around November 23, 2021 (the “Liquidation” or the “Liquidation Date”). Torray had determined that the Fund has limited prospects for meaningful growth. As a result, Torray and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

In addition, effective September 30, 2021, Nicholas Haffenreffer has resigned from Torray to take a position with another firm and sold his ownership interest in Torray back to the firm, which resulted in a change of control and automatic termination of the Fund’s investment advisory agreement with Torray. The Trust, on behalf of the Fund, has entered into a new agreement with Torray under which Torray will serve as the liquidation manager for the Fund to implement the Plan of Liquidation. In that regard, Jeffrey D. Lent and James D. Bailey, CFA, who have assisted in the management of the Fund’s portfolio with Mr. Haffenreffer since the Fund’s inception, will lead the firm’s efforts to manage the liquidation of the Fund until the Liquidation Date. Messrs. Lent and Bailey were original members of the Investment Committee and served as Research Analysts for the TorrayResolute Growth strategies over the last 22 years. Additional information about Messrs. Lent and Bailey is set forth below:

Jeffrey D. Lent
Mr. Lent serves as a Principal of the Adviser and Co-Portfolio Manager of the Torray Fund, the Torray Large Cap Value strategy, and the TorrayResolute Growth strategies, including the Fund. He is also the Portfolio Manager for the Torray Equity Income strategy.

James D. Bailey, CFA
Mr. Bailey serves as a Principal of the Adviser and Co-Portfolio Manager of the TorrayResolute Growth strategies, including the Fund. He is also the Director of Research at Torray.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on October 7, 2021, the Fund is closed to new investments. In addition, as part of the Plan of Liquidation, Torray will be organizing an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.

Shareholders may voluntarily redeem shares of the Fund, as described in the Fund’s Prospectus, before the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. The Fund reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances. If the Fund has not received your redemption request or other instruction by the close of business on November 23, 2021, your shares will be automatically redeemed on the Liquidation Date. Shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares, less any required withholding. For shareholders that hold their shares in a taxable account, the redemption of Fund shares will generally be treated as any other redemption of shares (i.e., a sale that may result in a gain or loss for federal income tax purposes).

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent at (844) 406-4960 prior to November 23, 2021 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (844) 406-4960.

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This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.